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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 11, 2000


                          HILLENBRAND INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


          INDIANA                      1-6651                    35-1160484
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


       700 STATE ROUTE 46 EAST
         BATESVILLE, INDIANA                                      47006-8835
(Address of principal executive offices)                          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (812) 934-7000


                                 NOT APPLICABLE
                         (Former name or former address,
                         if changed since last report.)



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ITEM 5.  OTHER EVENTS

         On October 11, 2000, W August Hillenbrand, Chief Executive Officer of Hillenbrand Industries, Inc. (the "Company"), announced he will retire effective December 1, 2000. Mr. Hillenbrand will continue to serve as a member of the Company's Board of Directors. It was also announced that Hillenbrand President Frederick W. Rockwood will be named President and CEO of the Company following Mr. Hillenbrand's retirement. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)    Exhibits.

         99.1 Press release dated October 11, 2000 issued by the Company regarding the retirement of its CEO and the naming of his successor.
















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HILLENBRAND INDUSTRIES, INC.

DATE:  October 12, 2000                   BY:  /s/ Donald G. Barger, Jr.
                                               -------------------------------
                                                   Donald G. Barger, Jr.
                                                   Vice President and
                                                   Chief Financial Officer











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                                  EXHIBIT INDEX


    Exhibit Number                Exhibit Description
    --------------                -------------------

    99.1 Press Release dated October 11, 2000 issued by the Company.











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